Exhibit 99.1


                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                         PROFORMA FINANCIAL INFORMATION
                                  June 30, 1998
                                    Unaudited


         The unaudited Pro Forma Condensed Consolidated Balance Sheet is presented as if the following transactions occurred on June 30, 1998: (i) the acquisition and sales of office properties, land, and executive office suite centers, that have been consummated since June 30, 1998 and the acquisition of other office properties, land, and executive office suite centers that the Company expects to consummate in the near future; (ii) the net draws on the Company's unsecured revolving credit facility, and (iii) the issuance of senior unsecured notes in September, 1998. The unaudited Pro Forma Condensed Consolidated Statements of Operations for the six months ended June 30, 1998 and the year ended December 31, 1997 are presented as if the following transactions had been consummated as of the beginning of each period: (i) the acquisition and sales of office properties, land, OmniOffices and other executive office suite centers that have been consummated since the beginning of 1997 and the acquisition of other office properties, land, and executive office suite centers that the Company expects to consummate in the near future; (ii) the sales of common stock and preferred stock during 1997 and 1998; (iii) the issuance of senior unsecured notes by the Company in July 1997 and February 1998; (iv) the anticipated issuance of senior unsecured notes in September, 1998; and (v) the repayment of amounts outstanding under the Company's unsecured revolving credit facility.

         In management's opinion, all material adjustments necessary to reflect the transactions described above are presented in the pro forma adjustments columns, which are further described in the notes to the unaudited pro forma financial information.

         The unaudited Pro Forma Condensed Consolidated Balance Sheet and the unaudited Pro Forma Condensed Consolidated Statements of Operations should be read in conjunction with the Consolidated Financial Statements of the Company and Notes thereto. The unaudited Pro Forma Condensed Consolidated Balance Sheet is not necessarily indicative of what the actual financial position of the Company would have been at June 30, 1998, nor does it purport to represent the future financial position of the Company. The unaudited Pro Forma Condensed Consolidated Statements of Operations are not necessarily indicative of what the actual results of operations of the Company would have been assuming the aforementioned transactions had been consummated as of the beginning of each period, nor do they purport to represent the results of operations for future periods.

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 (In thousands)


                                                                   At June 30, 1998 (Unaudited)
                                  -------------------------------------------------------------------------------------------------
                                                                     Pro Forma Adjustments
                                                  ---------------------------------------------------------------------

                                                                                                       September 1998
                                                   Acquired            Disposed          Probable     Senior Unsecured   Pro Forma
                                  Historical(A)  Properties(B)      Properties(C)   Acquisitions(D)    Note Offering(E) Consolidated
                                  ------------    ---------         -----------        ----------       -----------      -----------

   ASSETS
Rental property, net              $ 2,565,238     $ 23,721(1)      $ (27,455)(3)      $ 19,575(6)          $   -       $ 2,581,079
Development property                  417,722       50,458(1)              -            23,552(6)              -           491,732
Restricted and unrestricted
  cash                                 79,638            -                 -                 -                 -            79,638
Other assets                          433,040       11,800(1),(2)        (76)(3)        16,506(6),(7)        954           462,224
                                  ------------    --------        -----------        ----------       -----------      -------------
    Total assets                  $ 3,495,638     $ 85,979         $ (27,531)         $ 59,633             $ 954       $ 3,614,673
                                  ============    ========        ===========        ==========       ===========      =============

   LIABILITIES
Mortgages, unsecured notes
   and credit facilities          $ 1,393,964     $ 85,564(2)      $ (32,823)(4)      $ 59,633(7)     $ (149,046)      $ 1,357,292
Senior unsecured notes                      -            -                 -                 -           150,000           150,000
Other liabilities                     125,014          415(2)              -                 -                 -           125,429
                                  ------------    --------        -----------        ----------       -----------      -------------
    Total liabilities               1,518,978       85,979           (32,823)           59,633               954         1,632,721

Minority interest                      90,916            -               658 (5)             -                 -            91,574

   STOCKHOLDERS' EQUITY
Preferred stock                            96            -                 -                 -                 -                96
Common stock                              716            -                 -                 -                 -               716
Additional paid-in capital          1,965,118            -                 -                 -                 -         1,965,118
Accumulated Other Compre-
  hensive Income                          787            -                 -                 -                 -               787
Dividends paid in excess
  of earnings                         (80,973)           -             4,634 (5)             -                 -           (76,339)
                                  ------------    --------        -----------        ----------       -----------      -------------
    Total stockholders' equity      1,885,744            -             4,634                 -                 -         1,890,378
                                  ------------    --------        -----------        ----------       -----------      -------------
    Total liabilities and
      stockholders' equity        $ 3,495,638     $ 85,979         $ (27,531)         $ 59,633             $ 954       $ 3,614,673
                                  ============    ========        ===========        ==========       ===========      =============

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                    NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                                  BALANCE SHEET

                                  June 30, 1998
                                   (Unaudited)

Adjustments (dollars in thousands):
(A) Reflects the Company's historical condensed consolidated balance sheet as of June 30, 1998.

(B) Reflects the following pro forma adjustments related to the acquired properties:
        (1) total acquisition costs of $89,379 ($17,296 related to Palomar, $6,425 related to Benecia, $20,901 related to Orchard Bayside land, $10,575 related to Point South land, $9,480 related to Junction Road land, $5,204 related to Royal Ridge II land, $4,298 related to Parmer Lane land, and $15,200 related to certain executive office suite centers); and
        (2) the use of the Company's purchase deposits of $3,400, the assumption of other liabilities totaling $415, the assumption of existing debt of $11,082, and draws on the Company's unsecured revolving credit facility of $74,482.

(C) Reflects the following pro forma adjustments related to the disposition the JD Edwards property:
        (3)   total net cost of the property of $27,531;
        (4) the repayment of $32,823 on the Company's unsecured revolving credit facility with the total sales proceeds; and
        (5)   the $5,292 gain on disposition of the property.

(D) Reflects the following pro forma adjustments related to the anticipated effects of probable acquisitions:
        (6) total acquisition costs of $59,777 ($19,575 related to Concord, $2,237 related to Royal Ridge III land, $19,400 related to the option to purchase 1201 F land, $609 related to Panarama X land, $1,306 related to Wasatch 16 land, and $16,650 related to certain executive office suite centers); and
        (7) the use of the Company's purchase deposits of $144, assumption of existing debt of $7,850, and draws on the Company's unsecured revolving credit facility of $51,783.

(E) Reflects the issuance of $150,000 of senior unsecured notes due October, reduced by offering costs of $954. The Company expects to use the net proceeds of $149,046 to pay down amounts outstanding under the unsecured revolving credit facility.

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      (In thousands, except per share data)

                                                        For the Six Months ended June 30, 1998 (Unaudited)
                                 ---------------------------------------------------------------------------------------------------
                                                                  Pro Forma Adjustments
                                               ------------------------------------------------------------------------
                                                                                                        September 1998
                                                                                           Prior Stock     Senior
                                                  Acquired     Disposed       Probable      and Debt      Unsecured      Pro Forma
                                  Historical(A) Properties(B) Properties(C) Acquisitions(D)Offerings(E) Note Offering(F)Consolidated
                                  -------------------------------------------------------------------------------------------------

Real estate operating revenue:
   Rental revenue                 $ 207,293    $ 25,462(1)  $ (2,745)(6)    $ 2,935 (10)       $ -         $  -          $  232,945
   Real estate service income         6,514          -            -               -              -            -               6,514
   Executive suites revenue          50,309      10,369(1)        -           3,835 (10)         -            -              64,513
                                   ----------  ------------   ------------   ------------    --------- -  -----------    -----------
        Total revenues              264,116      35,831       (2,745)         6,770              -           -              303,972
                                   ----------  ------------  ------------   ------------     --------- -  -----------    -----------

Real estate operating expenses:
   Property operating expenses       67,152       2,587(4)      (851)(6)        511 (13)         -            -              69,399
   Interest expense                  34,578       9,016(2)    (1,367)(7)      1,113 (11)    (5,462)         453              38,331
   Executive suites operating
    expenses                         43,441      24,092(1)         -          4,879 (10)         -            -              72,412
   General and administrative        14,461          -             -              -              -            -              14,461
   Depreciation and amortization     49,879       4,878(3)      (497)(8)        604 (12)         -            -              54,864
                                   ----------   -----------  ------------   ------------    ----------   ----------      -----------
        Total operating expenses    209,511      40,573       (2,715)         7,107         (5,462)         453             249,467
                                   ----------  ------------  ------------   ------------    ----------   ----------      -----------

        Real estate operating
         income                      54,605      (4,742)         (30)          (337)         5,462         (453)             54,505

   Other operating income
    (expense), net                   30,962         (79)(1)       (6)(6)          -              -            -              30,877
                                    ---------   -----------  ------------   ------------    ---------    ---------       -----------

   Income before minority
    interest                         85,567      (4,821)         (36)          (337)         5,462         (453)             85,382
                                    ---------   -----------   ------------   ------------  ----------    ---------       -----------

Minority Interest                   (10,951)       (195)(5)      129 (9)        (21)(14)         -            -             (11,038)
                                    ---------   -----------   ------------   ------------  ----------    ---------       -----------

    Income from continuing
     operations                     $ 74,616   $ (5,016)     $    93         $ (358)       $ 5,462       $ (453)         $   74,344
                                    =========  ============  ============   ============   ==========    =========       ===========

Earnings from continuing
 operations per common share         $ 0.87                                                                                $ 0.79(G)
                                    =========                                                                              =========

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      (In thousands, except per share data)




                                                       For the year ended December 31, 1997 (Unaudited)
                                 ---------------------------------------------------------------------------------------------------
                                                                  Pro Forma Adjustments
                                               ------------------------------------------------------------------------
                                                                                                        September 1998
                                                                                           Prior Stock     Senior
                                                  Acquired     Disposed       Probable      and Debt      Unsecured      Pro Forma
                                  Historical(A) Properties(B) Properties(C) Acquisitions(D)Offerings(E) Note Offering(F)Consolidated
                                  -------------------------------------------------------------------------------------------------


Real estate operating revenue:
   Rental revenue                 $ 325,502    $ 147,965(1)   $ (19,644)(6) $ 5,869 (10)        $ -         $ -       $ 459,692
   Real estate service income        15,998          -               -           -                -           -          15,998
   Executive suites revenue          17,865       62,586(1)           -       7,669 (10)          -           -          88,120
                                 -----------  -----------      ----------    --------      ----------    --------     -----------
        Total revenues              359,365      210,551        (19,644)     13,538               -           -         563,810
                                 -----------  -----------      ----------    --------      ----------    --------     -----------

Real estate operating expenses:
   Property operating expenses      114,826       27,537(4)      (8,892)(6)   1,022 (13)          -           -         134,493
   Interest expense                  51,528       71,907(2)     (11,225)(7)   2,412 (11)    (52,881)       (167)         61,574
   Executive suites operating
    expenses                         15,728      103,620(1)           -       9,756 (10)          -           -         129,104
   General and administrative        21,839            -               -           -              -           -          21,839
   Depreciation and amortization     76,958       31,241(3)      (3,345)(8)   1,207 (12)          -           -         106,061
                                 -----------  -----------      ----------    --------      ----------    --------     -----------
         Total operating expenses   280,879      234,305        (23,462)     14,397         (52,881)       (167)        453,071
                                 -----------  -----------      ----------    --------      ----------    --------     -----------

         Real estate operating
          income                     78,486      (23,754)         3,818        (859)         52,881         167         110,739

   Other operating income
    (expense), net                    8,527            -           (153)(6)       -               -           -           8,374
                                 -----------  -----------      ----------    --------      ----------    --------     -----------

   Income before minority
    interest                         87,013      (23,754)         3,665        (859)         52,881         167         119,113
                                 -----------  -----------      ----------    --------      ----------    --------     -----------

Minority Interest                    (8,273)        (976)(5)        232 (9)     (43)(14)          -           -          (9,060)
                                 -----------  -----------      ----------    --------      ----------    --------     -----------

   Income from continuing
    operations                     $ 78,740    $ (24,730)       $ 3,897      $ (902)       $ 52,881       $ 167       $ 110,053
                                 ===========  ===========      ==========    ========      ==========    ========     ===========

Earnings from continuing
 operations per common share         $ 1.23                                                                             $ 1.04(G)
                                 ===========                                                                          ============


                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
              NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS
                  OF OPERATIONS For the six month period ended
                                June 30, 1998 and
                        the year ended December 31, 1997
                                   (Unaudited)

Adjustments (dollars in thousands):
(A) Reflects the Company's historical condensed consolidated statements of operations for the six month period ended June 30, 1998 and the year ended December 31, 1997.

(B) Pro forma adjustments for the purchases of the acquired properties reflect:
       (1) the historical operating activity of the properties, OmniOffices, and certain executive office suites centers;
       (2) the additional interest expense on outstanding amounts on the unsecured revolving credit facility (weighted average interest rate 6.38% for 1998 and 7.1% for 1997), and assumed debt (interest rates ranging from 7.75% to 8.85%) incurred for the acquisitions ($11,002 of interest costs net of $1,986 capitalized for development property in 1998 and $84,041 of interest costs net of $12,134 capitalized for development property in 1997);
       (3) the depreciation expense based on the new accounting basis of the rental properties based on a 30 year useful life and the assets of OmniOffices and certain executive office suites centers based on useful lives ranging from 5 to 30 years;
       (4) the historical operating activity of the properties, reduced by the elimination of management fee expenses that are no longer incurred by the Company upon purchase of the properties; and
       (5)    the minority interest share of operations.

(C) Pro forma adjustments for the dispositions of three properties during 1998 and five properties during 1997 reflect:
       (6) the elimination of the historical operating activity of the properties sold;
       (7) the reduction of interest expense from the repayment of outstanding amounts on the unsecured revolving credit facility (weighted average interest rate of 6.38 % for 1998 and 7.1% for 1997) using the sales proceeds; and
       (8) the elimination of the historical depreciation expense of the properties sold.
       (9)    the elimination of the minority interest share of earnings

(D) Reflects the following pro forma adjustments related to the anticipated effects of the probable acquisitions of properties and certain executive office suites centers:
      (10) the historical operating activity of the properties and certain executive office suites centers;

      (11) the additional interest expense on outstanding amounts on the unsecured revolving credit facility (weighted average interest rate of 6.38% for 1998 and 7.1% for 1997) incurred for acquisitions ($1,510 of interest costs net of $745 capitalized for development property in 1998 and $3,389 of interest costs net of $1,677 capitalized for development property in 1997) and interest expense of $348 for 1998 and $695 for 1997 on assumed debt at interest rates ranging from 7.75% to 8.85%;
       (12) the depreciation expense based on the new accounting basis of the rental properties based on a 30 year useful life and the assets of certain executive office suites centers based on useful lives ranging from 5 to 30 years;
       (13) the historical operating activity of the properties acquired reduced by the elimination of management fee expenses that are no longer incurred by the Company upon purchase of the properties; and
       (14)   the minority interest share of earnings.

(E) Pro forma adjustment reflects the net reduction in interest expense associated with the pay down of amounts outstanding under the Company's unsecured revolving credit facility with the proceeds from sales of common stock in January, April, and December of 1997 and April 1998, the proceeds from sales of preferred stock in August, November, and December of 1997 and the proceeds from the issuance of senior unsecured notes in July 1997 and February 1998.

(F) Proforma adjustment reflects the change in interest expense associated with the paydown of amounts under the unsecured revolving credit facility with the proceeds from the anticipated issuance of the $150 million of senior unsecured notes.

(G) Based upon 71,505,390 and 70,891,812 pro forma shares of common stock outstanding on a weighted average basis for the six month period ended June 30, 1998 and the year ended December 31, 1997, respectively.